Commitments and Contingencies	9 Months Ended
Sep. 30, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. Commitments and Contingencies

Operating Leases

We lease office space, including our corporate headquarters in Austin, Texas under non-cancelable operating leases. Rent expense under these operating leases was $0.1 million, $0.3 million, $1.4 million and $2.2 million (unaudited) for the years ended December 31, 2010, 2011 and 2012 and the nine months ended September 30, 2013, respectively.

Certain of these lease arrangements have renewal or expansion options and adjustments for market provisions, such as free or escalating base monthly rental payments. Amounts reported in the table below are reported net of rent concessions. We recognize rent expense under such lease arrangements on a straight-line basis over the initial term of the lease. The difference between the straight-line expense and the cash paid for rent has been recorded as deferred rent.

We are responsible for paying our proportionate share of the actual operating expenses and real estate taxes under certain of these lease agreements. These operating expenses are not included in the table below. Future minimum lease payments under non-cancelable operating leases (including rent escalation clauses) with terms in excess of one year as of December 31, 2012 are as follows (in thousands):

Year Ended December 31,
2013	$1,550
2014	2,590
2015	2,981
2016	2,981
2017	3,057
Thereafter	7,804

$20,963

Contractual Obligations

As of December 31, 2012, we had purchase obligations of approximately $0.6 million that primarily relate to contracts for non-cancellable services. The obligations are primarily due and payable in 2013.

Legal Matters

From time to time, we may be involved in litigation relating to claims arising in the ordinary course of business. Management believes that there are no claims or actions pending or threatened against the Company, the ultimate disposition of which would have a material impact on our consolidated financial position, results of operations or cash flows.

Employment Agreements

We have entered into employment and change of control arrangements with certain of our executive officers and with certain employees in Europe.

Indemnification

In the normal course of business, to facilitate transactions related to our operations, we indemnify certain parties, including lessors, service providers and, from time to time, retailers and performance marketing networks with respect to certain matters. We have agreed to hold certain parties harmless against losses arising from a breach of representations or covenants, or other claims, including intellectual property infringement claims made against those certain parties by third parties. These agreements may limit the time within which an indemnification claim can be made and the amount of the claim. In addition, we have entered into indemnification agreements with our officers and directors, and our bylaws contain similar indemnification obligations.